Supplement dated December 30, 1997 to Statements of Additional Information
(SAIs) or prospectuses as listed below:

May 1, 1997 SAIs:                                          May 1, 1997 prospectuses:

-  Travelers Fund ABD for Variable Annuities               -  Travelers Insurance Company T-Mark; Modified
-  Travelers Fund ABD II for Variable Annuities               Guaranteed Annuity
-  Travelers Fund BD for Variable Annuities                -  Travelers Target Maturity Modified Guaranteed
-  Travelers Fund BD II for Variable Annuities                Annuity (Travelers Insurance Company)
-  Travelers Universal Annuity                             -  Travelers Target Maturity Modified Guaranteed
                                                              Annuity (Travelers Life and Annuity Company)
August 14, 1997 SAIs:                                      -  Travelers Fund VA for Variable Annuities

-  Travelers Fund BD III for Variable Annuities
-  Travelers Fund BD IV for Variable Annuities

November 17, 1997 SAIs:

-  Travelers Separate Account PF for Variable
   Annuities
-  Travelers Separate Account PF II for Variable
   Annuities

The following paragraphs should be added to the Individual Retirement Annuities sub-section of the Federal Tax Consideration section contained in the above prospectuses or SAIs:

Roth IRAs

        Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, ($2,000 per year for annual contributions), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

        Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.


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